                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: February 08, 2000
                   Newcourt Equipment Trust Securities 1998-2

A New York                      Commission File                 I.R.S. Employer
Corporation                      No. 333-34793                  No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT
DETERMINATION DATE:    FEBRUARY 8, 2000         PAYMENT DATE: FEBRUARY 15, 2000
COLLECTION PERIOD:     JANUARY 31, 2000

ITEM 5.    OTHER
        I.    INFORMATION REGARDING THE CONTRACTS

           1.  CONTRACT POOL PRINCIPAL BALANCE
               a.   Beginning of Collection Period                    $     852,739,908
               b.   End of Collection Period                          $     819,879,385
               c.   Reduction for Collection Period                   $      32,860,523
           2.  DELINQUENT SCHEDULED PAYMENTS
               a.   Beginning of Collection Period                    $      14,160,544
               b.   End of Collection Period                          $      14,707,725
           3.  LIQUIDATED CONTRACTS
               a.   Number of Liquidated Contracts
                    with respect to Collection Period                               170
                                                                            -----------
               b.   Required Payoff Amounts of Liquidated Contracts   $       2,399,243
               c.   Total Reserve for Liquidation Expenses            $              --
               d.   Total Liquidation Proceeds Received               $         428,370
               e.   Liquidation Proceeds Allocated to Owner Trust     $         413,065
               f.   Liquidation Proceeds Allocated to Depositor       $          15,305
               g.   Current Realized Losses                           $       1,986,177
           4.  PREPAID CONTACTS
               a.   Number of Prepaid Contracts with respect
                    to Collection Period                                            233
                                                                            -----------
               b.   Required Payoff Amounts of Prepaid                $       2,288,298
                    Contracts
           5.  PURCHASED CONTRACTS (BY TCC)
               a.   Number of Contracts Purchased by TCC with
                    respect to Collection Period                                      0
                                                                            -----------
               b.   Required Payoff Amounts of Purchased Contracts    $              --

6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

--------------------------------------------------------------------------------
                                                            % OF AGGREGATE
                 NUMBER OF    % OF     AGGREGATE REQUIRED   REQUIRED PAYOFF
                 CONTRACTS  CONTRACTS    PAYOFF AMOUNTS        AMOUNTS
--------------------------------------------------------------------------------
a. Current         52,949     89.56%       $759,740,043          91.03%
b. 31-60 days       2,990      5.06%       $ 43,454,557           5.21%
c. 61-90 days       1,354      2.29%       $ 14,406,951           1.73%
d. 91-120 days        762      1.29%       $  8,102,637           0.97%
e. 120+ days        1,065      1.80%       $  8,882,921           1.06%
f. Total           59,120    100.00%       $834,587,109         100.00%


7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

--------------------------------------------------------------------------------
                 % OF          % OF          % OF          % OF
               AGGREGATE     AGGREGATE     AGGREGATE     AGGREGATE
               REQUIRED      REQUIRED      REQUIRED      REQUIRED
                PAYOFF        PAYOFF        PAYOFF        PAYOFF
                AMOUNTS       AMOUNTS       AMOUNTS       AMOUNTS
COLLECTION
  PERIODS      31-60 DAYS    61-90 DAYS    91-120 DAYS    120+ DAYS
                PAST DUE      PAST DUE      PAST DUE      PAST DUE
--------------------------------------------------------------------------------
 1/31/00          5.21%         1.73%         0.97%         1.06%
12/31/99          5.36%         1.89%         1.00%         1.02%
11/30/99          5.15%         1.75%         1.10%         1.18%
10/31/99          5.05%         1.91%         1.04%         0.95%
 9/30/99          4.32%         1.77%         0.72%         0.92%
 8/31/99          4.44%         1.58%         0.68%         0.79%
 7/31/99          4.50%         1.51%         0.82%         0.71%
 6/30/99          4.21%         1.83%         0.67%         0.67%
 5/31/99          5.11%         1.70%         0.68%         0.58%
 4/30/99          4.19%         1.28%         0.53%         0.52%
 3/31/99          4.41%         1.34%         0.56%         0.54%
02/28/99          5.64%         1.79%         0.58%         0.45%
01/31/99          5.45%         1.51%         0.69%         0.01%
12/31/98          4.64%         1.30%         0.01%         0.01%

8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

-------------------------------------------------------------------------------------------------------------------------------
                                           COLLECTION                3 COLLECTION     6 COLLECTION PERIODS     CUMULATIVE SINCE
                                             PERIOD                 PERIODS ENDING           ENDING              CUT-OFF DATE
                                           JANUARY-00                 JANUARY-00           JANUARY-00
-------------------------------------------------------------------------------------------------------------------------------
a.   Number of Liquidated Contracts               170                       711                 1,300                  2,484
b.   Number of Liquidated
     Contracts as a Percentage
     of Initial Contracts                       0.243%                    1.016%                1.858%                 0.885%
c.   Required Payoff Amounts of
     Liquidated Contracts                   2,399,243                 7,952,818            16,422,498             30,695,131
d.   Liquidation Proceeds Allocated
     to Owner Trust                           413,065                   933,604             1,680,039              2,547,272
e.   Aggregate Current Realized
     Losses                                 1,986,177                 7,019,214            14,742,459             28,147,859
f.   Aggregate Current Realized
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance                         0.148%                    0.523%                 1.098%                 2.096%


II. INFORMATION REGARDING THE SECURITIES
    1. SUMMARY OF BALANCE INFORMATION

-----------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL BALANCE     CLASS FACTOR    PRINCIPAL BALANCE  CLASS FACTORS
                                                           AS OF               AS OF             AS OF            AS OF
          CLASS                           COUPON     FEBRUARY 15, 2000  FEBRUARY 15, 2000  JANUARY 12, 2000  JANUARY 12, 2000
                                           RATE        PAYMENT DATE        PAYMENT DATE      PAYMENT DATE      PAYMENT DATE
-----------------------------------------------------------------------------------------------------------------------------
a.   Class A-1 Notes                    5.195000%           $0               0.00000              $0             0.00000
b.   Class A-2 Notes                    5.290000%           $0               0.00000              $0             0.00000
c.   Class A-3 Notes                    5.450000%      $424,545,275          0.90328         $449,728,419        0.95686
d.   Class A-4 Notes                    5.450000%      $201,430,384          1.00000         $201,430,384        1.00000
e.   Class A-5 Notes                    5.500000%       $80,939,259          0.65873          $83,605,110        0.68042
f.   Class B Notes                      5.660000%       $13,983,105          0.90547          $14,472,071        0.93713
g.   Class C Notes (Quarterly Paying)   6.190000%       $46,205,178          0.90547          $47,820,845        0.93713
h.   Total                              7.210000%       $67,483,908          0.90547          $69,843,622        0.93713
                                           N.A.        $834,587,109          0.62150         $866,900,451        0.64556

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $ 834,587,109 and the CCA Balance is $ 71,280,453.

2.  MONTHLY PRINCIPAL AMOUNT
    a.   Principal Balance of Notes and Equity Certificates
         (End of Prior Collection Period)                                      $866,900,451
    b.   Contract Pool Principal Balance (End of Collection Period)            $819,879,385
    c.   Monthly Principal Amount                                              $ 47,021,066
3.  GROSS COLLECTIONS
    a.   Scheduled Payments Received                                           $ 32,454,977
    b.   Liquidation Proceeds Allocated to Owner Trust                         $    413,065
    c.   Required Payoff Amounts of Prepaid Contracts                          $  2,288,298
    d.   Required Payoff Amounts of Purchased Contracts                        $         --
    e.   Proceeds of Clean-up Call                                             $         --
    f.   Investment Earnings on Collection Account and Note Distribution.      $    134,308
    g.   Extension Fees Allocated to Owner Trust                               $         --
    h.   Total Gross Collections (sum of (a) through (g))                      $ 35,290,648
4.  DETERMINATION OF AVAILABLE FUNDS
    a.   Total Gross Collections                                               $ 35,290,648
    b.   Withdrawal from Cash Collateral Account                               $  1,986,080
    c.   Total Available Funds                                                 $ 37,276,728
5.  APPLICATION OF AVAILABLE FUNDS

--------------------------------------------------------------------------------
                                                                REMAINING
               ITEM                           AMOUNT          AVAILABLE FUNDS
--------------------------------------------------------------------------------
    a.   Total Available Funds                                 $37,276,728
    b.   Servicing Fee                   $   888,271           $36,388,457
    c.   Interest on Notes:
         i) Class A-1 Notes              $        --           $36,388,457
         ii) Class A-2 Notes             $        --           $36,388,457
         iii) Class A-3 Notes            $ 2,042,517           $34,345,941
         iv) Class A-4 Notes             $   914,830           $33,431,111
         v) Class A-5 Notes              $   383,190           $33,047,921
         vi) Class B Notes               $    68,260           $32,979,661
         vii) Class C Notes              $   246,676           $32,732,985
         viii) Class D Notes             $   419,644           $32,313,341
    d.   Principal of Notes
         i) Class A-1 Notes              $        --           $32,313,341
         ii) Class A-2 Notes             $        --           $32,313,341
         iii) Class A-3 Notes            $25,183,144           $ 7,130,197
         iv) Class A-4 Notes             $        --           $ 7,130,197
         v) Class A-5 Notes              $ 2,665,851           $ 4,464,347
         vi) Class B Notes               $   488,965           $ 3,975,381
         vii) Class C Notes              $ 1,615,667           $ 2,359,714
         viii) Class D Notes             $ 2,359,714           $        --
    e.   Deposit to Cash
         Collateral Account              $        --           $        --
    f.   Amount to be applied in
         accordance with CCA
         Loan Agreement                  $        --           $        --
    g    Balance, if any, to Equity
         Certificates                    $        --           $        --

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1.  BALANCE RECONCILIATION
                                                              FEBRUARY 15, 2000
                       ITEM                                      PAYMENT DATE
         a.  Available Cash Collateral Amount (Beginning)            73,464,443
         b.  Deposits to Cash Collateral Account                             --
         c.  Withdrawals from Cash Collateral Account                 1,986,080
         d.  Releases of Cash Collateral Account Surplus                     --
             (Excess, if any of (a) plus (b) minus (c) over (f))     71,478,363
         e.  Available Cash Collateral Amount (End)
             (Sum of (a) plus (b) minus (c) minus (d))               82,347,774
         f.  Requisite Cash Collateral Amount
         g.  Cash Collateral Account Shortfall
             (Excess, if any, of (f) over (e))                       10,869,411
     2.      CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
         a.  For Payment Dates from, and including, the
             January 1999 Payment Date to,
             and including, the December 1999 Payment Date
             1) Initial Cash Collateral Amount                       94,000,846
         b.  For Payment Dates from, and including, the
             January 2000 Payment Date until
             the Final Payment Date, the sum of
             1) 8.25% of the Contract Pool Principal Balance         67,640,049
             2) The Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance less the
             Contract Pool Principal Balance                         14,707,724
             3) Total ((1) plus (2))                                 82,347,774
         c.  Floor equal to the lesser of
             1) 1.25% of Cut-Off Date Contract Pool Principal
             Balance ($16,785,865); and                              16,785,865
             2) the Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance                     834,587,109
         d.  Requisite Cash Collateral Amount                        82,347,774

     3.      CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
         a.  Interest Shortfalls                                             --
         b.  Principal Deficiency Amount                              1,986,080
         c.  Principal Payable at Stated Maturity Date of
             Class of Notes or Equity Certificates                           --
         d.  Total Cash Collateral Account Withdrawals                1,986,080

IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

-----------------------------------------------------------------------------------------------------
       DISTRIBUTION                   CLASS A-1       CLASS A-2         CLASS A-3         CLASS A-4
         AMOUNTS                        NOTES           NOTES             NOTES             NOTES
-----------------------------------------------------------------------------------------------------
    1. Interest Due                   $     --        $     --        $ 2,042,517        $914,830
    2. Interest Paid                  $     --        $     --        $ 2,042,517        $914,830
    3. Interest Shortfall
    ((1) minus (2))                   $     --        $     --        $       --         $     --
    4. Principal Paid                 $     --        $     --        $25,183,144        $     --
    5. Total Distribution Amount
    ((2) plus (4))                    $     --        $     --        $27,225,661        $914,830

-----------------------------------------------------------------------------------------------------------------------
       DISTRIBUTION                   CLASS A-5        CLASS B           CLASS C           CLASS D
         AMOUNTS                        NOTES           NOTES             NOTES             NOTES            TOTALS
-----------------------------------------------------------------------------------------------------------------------
    1. Interest Due                   $  383,190      $    68,260     $  246,676         $  419,644       $ 4,075,116
    2. Interest Paid                  $  383,190      $    68,260     $  246,676         $  419,644       $ 4,075,116
    3. Interest Shortfall
    ((1) minus (2))                   $       --      $        --     $       --         $       --       $        --
    4. Principal Paid                 $2,665,851      $   488,965     $1,615,667         $2,359,714       $32,313,341
    5. Total Distribution Amount
    ((2) plus (4))                    $3,049,041      $   557,225     $1,862,343         $2,779,358       $36,388,457

V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

--------------------------------------------------------------------------------
                                                AS OF END OF     AS OF END OF
                  ITEM                           JANUARY-00       DECEMBER-99
                                             COLLECTION PERIOD COLLECTION PERIOD
--------------------------------------------------------------------------------
   1.  ORIGINAL CONTRACT CHARACTERISTICS
       a.   Original Number of Contracts           69,983            N.A.
       b.   Cut-Off Date Contract Pool
            Principal Balance                  $1,342,869,226        N.A.
       c.   Original Weighted Average
            Remaining Term                         46.30             N.A.
       d.   Weighted Average                       56.50             N.A.
            Original Term
   2.  CURRENT CONTRACT CHARACTERISTICS
       a.   Number of Contracts                    59,120           59,992
       b.   Average Contract
            Principal Balance                     $13,868          $14,214
       c.   Weighted Average
            Remaining Term                          36.0             36.7

VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE

---------------------------------------------
PAYMENT DATE                    SINCE ISSUE
  PERIOD                            CPR
---------------------------------------------
    0       December-98
    1       January-99            1.060%
    2         Feb-99              4.881%
    3         Mar-99              9.207%
    4        April-99            10.595%
    5         May-99             10.294%
    6         Jun-99              9.272%
    7         Jul-99              9.814%
    8         Aug-99              8.969%
    9         Sep-99              8.813%
    10        Oct-99              8.067%
    11        Nov-99              7.852%
    12        Dec-99              7.803%
    13        Jan-00              7.484%
    14        Feb-00              7.416%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on February 15, 2000.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                            Glenn Votek
                            -----------
                            Glenn Votek
                            Executive Vice President, and Treasurer